Redeemable Preferred Stock	6 Months Ended	12 Months Ended
	Jun. 27, 2014	Dec. 31, 2013
Redeemable Preferred Stock
8.	Redeemable Preferred Stock

In February 2013, in connection with the refinancing discussed in Note 7, the Company exercised its option and redeemed 17,757.7 preferred shares for $24.8 million in payments which included a redemption premium of $2.2 million. In June 2013, the Company redeemed an additional 4,535.6 shares for $6.0 million in payments leaving 12,706.7 shares outstanding at June 28, 2013. For the three and six month periods ended June 28, 2013, the Company recognized approximately $0.7 and $1.6 million of accretion of preferred stock dividends and redemption premium which are reported on the condensed consolidated statements of operations and recorded as a reduction to retained earnings during these periods.

During 2013, the Company redeemed all of the 35,000 outstanding preferred shares at the end of 2012. The redemption totaled $48.4 million, which included the $35.0 million original liquidation value, accumulated and unpaid dividends of $11.2 million and a redemption premium of $2.2 million. Dividends on the preferred stock had accrued each quarter on a cumulative basis at a rate of 10% per year and compounded quarterly through February 28, 2013, and at a rate of 12% after that date through the final redemption on November 14, 2013.

12.	Redeemable Preferred Stock

At December 31, 2012, the Company had authorized for issuance 49,000 shares of $0.001 par value nonvoting redeemable preferred stock of which 35,000 shares were issued and outstanding. The terms of the preferred stock allow the Company at its option to redeem preferred shares at $1,000 per share, plus accumulated and unpaid dividends, and a redemption premium if redeemed between March 21, 2012 and September 20, 2014.

During 2013, the Company redeemed all of the 35,000 outstanding preferred shares. The redemption totaled $48.4 million, which included the $35.0 million original liquidation value, accumulated and unpaid dividends of $11.2 million and a redemption premium of $2.2 million.

At December 31, 2012, the Company had classified the preferred stock as temporary or mezzanine equity in accordance with Accounting Standards Codification (“ASC”) 480-10-S99 due to a mandatory redemption feature triggered by a sale of the Company. At that date, the Company had $46.0 million recorded within this classification. This value represented the original liquidation value of $35.0 million, plus accumulated and unpaid dividends of $11.0 million. The carrying value of the preferred stock was increased by accretions related to a discount to liquidation value, premium redemption rates, and cumulative undeclared dividends so that the carrying value equals the redemption value at the balance sheet date. Accretion recorded during the periods in which the preferred shares were outstanding was $9.6 million, $3.7 million, $6.3 million and $2.4 million during the periods ended December 31, 2010, 2011, 2012 and 2013, respectively. These amounts were charged to retained earnings or in the absence of retained earnings, charged to additional contributed capital.

Dividends on the preferred stock had accrued each quarter on a cumulative basis at a rate of 10% per year and compounded quarterly through February 28, 2013, and at a rate of 12% after that date through the final redemption on November 14, 2013.